SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to sec. 240.14a-12.

Salomon Brothers Inflation Management Fund Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PLEASE VOTE SO THAT YOUR VOTE REACHES US BY NOVEMBER 29

Vote FOR the New Management Agreement

SIGN, DATE AND RETURN YOUR WHITE PROXY CARD

OR

Call 1-800-454-8683 (Toll Free)

OR

Log on to www.proxyvote.com

November 16, 2005

Dear Salomon Brothers Inflation Management Fund Inc. Shareholder:

The Special Meeting of Shareholders of Salomon Brothers Inflation Management Fund Inc. has been adjourned to November 29, 2005 at 3:00 p.m. to provide shareholders with an opportunity to consider further the issues being presented for consideration at the Special Meeting. The Special Meeting will be held at 399 Park Avenue, 12th Floor Auditorium, New York, New York 10022. Vote now: sign, date and return the enclosed WHITE proxy card today, call the toll-free number above or log on to the Internet. We ask you to consider the following when voting your shares:

•	The Board of Directors has recommended that you vote FOR the approval of the New Management Agreement on the enclosed proxy card in order to ensure continuity of management.

•	Institutional Shareholder Services (“ISS”), the nation’s leading independent proxy voting advisory firm, has also recommended that you vote for the New Management Agreement. The ISS recommendation underscores the Board’s belief that it is in the interest of shareholders to approve the New Management Agreement.

Time is of the essence.

Vote FOR the New Management Agreement on the enclosed WHITE proxy card today. If you have already signed a green proxy card distributed by Karpus Management Inc. d/b/a Karpus Investment Management opposing the New Management Agreement, you can easily change your vote by voting the enclosed WHITE proxy card or by following the instructions for phone or Internet voting on the WHITE proxy card.

IMPORTANT INFORMATION FOR SHAREHOLDERS HOLDING THEIR SHARES IN A BROKERAGE ACCOUNT

Your broker can vote your shares held in a brokerage account ONLY if you give instructions to do so. If you give no instructions, your shares cannot be voted on this proposal at the Special Meeting.

Give your broker instructions simply by signing and dating the enclosed WHITE proxy card, and returning it in the enclosed postage-paid envelope or follow the instructions for phone or Internet voting on the enclosed WHITE proxy card. You do not have to contact your broker directly. We urge you to act today, and vote FOR the New Management Agreement on the enclosed WHITE proxy card.

We thank you for your continued trust and support. If you need any assistance, or have any questions regarding the Fund’s proposal or how to vote your shares, please call our proxy solicitor, Georgeson Shareholder Communications Inc., at 1-888-293-6728.

Sincerely,

R. Jay Gerken

Chairman

PLEASE SIGN, DATE AND RETURN YOUR WHITE PROXY CARD AND DO NOT RETURN ANY GREEN PROXY CARD. ONLY YOUR LATEST DATED, SIGNED PROXY CARD WILL BE COUNTED, AND ANY GREEN PROXY CARD YOU SIGN FOR ANY REASON COULD INVALIDATE PREVIOUS WHITE PROXY CARDS SENT BY YOU TO SUPPORT THE FUND.

YOUR VOTE IS IMPORTANT. PLEASE ACT TODAY. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL:

17 State Street, 10th Floor

New York, NY 10004

(888) 293-6728 (Toll Free)

Banks and Brokerage Firms please call:

(212) 440-9800